UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 9, 2012
Date of Report (Date of earliest event reported)

DOUBLE CROWN RESOURCES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53389	98-0491567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 H Street Arcata, California	95521
(Address of principal executive offices)	(Zip Code)

707-964-2651
Registrant’s telephone number, including area code

Denarii Resources Inc.
711 S. Carson Street, Ste. #4
Carson City, Nevada 89701
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on January 9, 2012, the Board of Directors of Double Crown Resources, Inc., a Nevada corporation (the "Company"), accepted the consent of Marc Duncan as a member of the Board of Directors of the Company.

Therefore, as of the date of this Current Report, the Board of Directors consists of Jerry Drew, Glenn Soler, Paul Murphy and David Figueiredo.

Biography.  During the past thirty-five years, Marc Duncan has held a variety of domestic and international engineering and senior-level operations management positions relating to natural gas and oil exploration, power generation and facilities development. Mr. Duncanhas become well established and known in the energy resources industry.

Since 2005, Mr. Duncan has been employed by Contango Oil & Gas Inc. (“Contango  Oil & Gas”). Mr. Duncan joined Contango Oil & Gas where he held the position of president and chief operating officer . He currently holds the position of vice-chairman of the operating committee and SERCO. Mr. Duncan is currently responsible for drilling and development of the oil and gas assets of Contango Oil & Gas located in the Gulf of Mexico.

Prior to joining Contango Oil & Gas,  Mr. Duncan served as president & chief operating officer of USENCO International, Inc. and related companies, drilling and producing oil & gas in China and the Ukraine from 2001-2004. From 2004 through 2005, he was a senior project and drilling engineer for Hunt Oil Company. Mr. Duncan’s experience further includes geothermal and coal fired power generation development in China and Indonesia from 1995-2001. Previous employers also include SEDCO Drilling, ARCO Oil and Gas Co. and Texas Utilities.

Mr. Duncan holds an MBA in Engineering Management from the University of Dallas, an MEd from the University of North Texas and a BS in Science and Education from Stephen F. Austin State University. Mr. Duncan has been a member of the Society of Petroleum Engineers since 1981 and also serves on the Stephen F. Austin State University School of Business Advisory Board.

SECTION 3.  SECURITIES AND TRADING MATTERS

Item 3.02 Unregistered Sales of Equity Securities

Effective January 9, 2012, the Board of Directors of the Company authorized the issuance to Marc Duncan of an aggregate of 4,000,000 shares of restricted common stock at a per share price of $0.005 as compensation for his role as a member of the Board of Directors.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

99.1  Press Release of Double Crown Resources Inc. dated Jnuary 9, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUBLE CROWN RESOURCES INC.
DATE: January 9, 2012	By: /s/ David Figueiredo ___________________________________ Name: David Figueiredo Title: President/Chief Executive Officer